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                                                                   EXHIBIT 10.12

                   PARKINSON'S REGISTRATION RIGHTS AGREEMENT



     THIS AGREEMENT is made as of May 30, 1997, by and among Peapod, Inc., a Delaware corporation (the "Company"), Peapod LP, an Illinois limited partnership ("Peapod LP"), Peapod, Inc., a Delaware corporation ("Peapod, Inc."), and Andrew
B. Parkinson and Thomas L. Parkinson (collectively with their permitted successors and assigns, the "Stockholders").

     Pursuant to that certain Conversion Agreement and Plan of Reorganization dated May 30, 1997 (the "Plan"), the Stockholders, together with certain other persons, shall exchange their limited partnership interests of Peapod LP for shares of voting common stock ("Common Stock" or "Shares"), par value $.01 per share, of the Company, prior to the closing of the initial public offering (the "IPO") of Common Stock of the Company (such date being the "IPO Closing Date").

     The parties hereto acknowledge that following the transactions occurring on the IPO Closing Date (i) Peapod, Inc. shall dissolve and its corporate existence shall cease to exist and (ii) New Peapod, Inc. shall change its name to "Peapod, Inc."

     In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:


     1.   Effective Date.

     This Agreement is conditioned upon the closing of the initial public offering of Common Stock of the Company prior to December 31, 1997, and shall take effect immediately following the completion of the IPO.

     2.   Definitions.

          "Common Stock" has the meaning set forth in the first recital of this Agreement.

          "Company" has the meaning set forth in this first paragraph of this Agreement.

          "Demand Registration" has the meaning set forth in Section 3(a)(i) of this Agreement.

          "Exchange Act" has the meaning set-forth in Section 3(a)(iv) of this Agreement.

          "Holder" means, collectively, the Ventureholders and the Investors.

          "Investors" means the stockholders named in the Investors Agreement, and their successors.
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          "Investors Agreement" means that certain Amended and Restated
Investors Agreement dated as of April 1, 1997 by and among the Company, Peapod LP., Peapod Inc. and the stockholders named herein.

          "IPO Closing Date" has the meaning set forth in the first recital of this Agreement.

          "Peapod, Inc." has the meaning set forth in the first paragraph of this Agreement.

          "Peapod LP" has the meaning set forth in the first paragraph of this Agreement.

          "Piggyback Registration" has the meaning set forth in Section 3(b)(i) of this Agreement.

          "Option Shares" means Shares subject to rights to acquire such Shares.

          "Securities Act" has the meaning set forth in Section 3(a)(i) of this Agreement.

          "Severance Agreement" means the Severance Agreement, dated May __, 1997, between the Company and Andrew B. Parkinson or Thomas L. Parkinson, as the case may be.

          "Shares" has the meaning set forth in the first recital of this Agreement.

          "Stockholders" has the meaning set forth in the first paragraph of this Agreement.

          "Unitholders Agreement" means that certain Unitholders Agreement dated as of April 19, 1996, as amended, by and among Peapod LP, Peapod, Inc. and each of the unitholders named therein.

          "Ventureholders" means the unitholders named in the Unitholders Agreement, and their successors.

     3.   Registration Rights.

          (a)  Demand Registrations.

               (i) Demand Registrations by Stockholders. Each Stockholder, with respect to himself, shall have the demand registration rights set forth in this Section 3(a) beginning immediately after the first to occur of (A) the third anniversary of the IPO Closing Date and (b) the Company's termination of such Stockholder's employment for any reason other than for "Cause" as such term is defined in such Stockholder's Severance Employment Agreement. The Stockholders may request an aggregate of two registrations under the Securities Act of 1933, as amended from time to time ("Securities Act") of all or a part of their Shares ("Demand Registration"); provided, that the aggregate offering price of such Shares requested to be registered in any such Demand Registration must equal at least $5 million. Any such request for a Demand Registration under this Section 3(a)(i) shall specify the approximate number of Shares requested to be registered and the anticipated per Share price range for such offering.

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               (ii)   Upon Effectiveness.  A registration will not count as one
     of the permitted Demand Registrations until it has become effective (unless such registration has not become effective due solely to the fault of the Stockholder(s) requesting such registration).

               (iii) Notice of and Priority on Demand Registrations. A Stockholder that requests a Demand Registration shall notify the other Stockholder of such request within ten days thereafter to permit participation of such other Stockholder in such registration, which notice shall set forth the terms of such request. [In the event a Stockholder requests a Demand Registration pursuant to its rights hereunder, the Company will notify the Holders of such request in order to permit participation of the Holders in such registration.] If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Shares requested to be included in such offering exceeds the number of Shares which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration the Shares requested to be included in such registration, pro rata among the Stockholders and other Holders so requesting on the basis of the number of Shares owned by, and the number of Shares subject to rights to acquire Shares held by, each such holder.

               (iv) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration or a registration in which the Stockholders were given piggyback rights pursuant to Section 3(b). The Company may postpone for up to 120 days the filing or the effectiveness of a registration statement for a Demand Registration if (1) the Company has engaged or will engage in a firm commitment underwritten public offering within 90 days of the request for registration, or (2) the Company reasonably determines that the requested registration would interfere with a "material transaction", defined as a transaction that would require a filing on a Current Report on Form 8-K with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"); provided that in such event, the Stockholder(s) initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder.

               (v) Selection of Underwriters. The Company will have the right to select the investment banker(s) and manager(s) of national standing to administer the offering, subject to the approval of the Stockholders included in any Demand Registration, which approval will not be unreasonably withheld.

          (b)  Piggyback Registrations.

               (i) Right to Piggyback. At any time after the completion of the IPO (but not as part of the IPO, including any overallotment option granted in connection with the IPO), whenever the Company proposes to register its securities for an aggregate offering price of at least $5 million under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Shares (other than forms for registrations relating solely to employee benefit plans or transactions effected

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     pursuant to Rule 145 under the Securities Act) (a "Piggyback
     Registration"), the Company will give prompt written notice to the Stockholders of its intention to effect such a registration and will include in such registration all Shares with respect to which the Company has received written requests from Stockholders for inclusion therein within 30 days after the receipt of the Company's notice.

               (ii) Priority on Primary Registrations. If a Piggyback Registration is an underwritten registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of Shares requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration: first, the Shares the Company proposes to sell; and second, after all Shares the Company proposes to sell are included, the Shares requested to be included in such registration, pro rata among the requesting holders of Shares or of rights to acquire Shares on the basis of the number of Shares owned or subject to such rights.

               (iii) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten registration other than on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of Shares requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration the Shares requested to be included in such registration, pro rata among the requesting holders of Shares or of rights to acquire Shares on the basis of the number of Shares owned or subject to such rights.

          (c) Holdback Agreements. Each Stockholder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of Shares of the Company, or any securities convertible into or exchangeable or exercisable for such Shares, during the seven days prior to and the 120-day period beginning on the effective date of any underwritten public offering of Shares (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (d) Registration Procedures. Whenever the Stockholders have requested that any Shares be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

               (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Shares and use its best efforts to cause such registration statement to become effective, provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Shares covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

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               (ii)   prepare and file with the Securities and Exchange
     Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than three months and comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

               (iii) furnish to each selling Stockholder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Stockholder may reasonably request in order to facilitate the disposition of the Shares owned by such Stockholder;

               (iv) use its best efforts to register or qualify such Shares under such other securities or blue sky laws of such jurisdictions as any selling Stockholder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Stockholder to consummate the disposition in such jurisdictions of the Shares owned by such Stockholder, provided that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (y) subject itself to taxation in any such jurisdiction, or (z) consent to general service of process in any such jurisdiction;

               (v) notify each selling Stockholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such Stockholder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

               (vi) cause all such Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if not so listed, to be listed on The Nasdaq Stock Market;

               (vii) provide a transfer agent and registrar for all such Shares not later than the effective date of such registration statement;

               (viii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Shares;

               (ix) make available for inspection by any selling Stockholder, any underwriter participating in any disposition pursuant to such registration statement and any attorney,

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     accountant, or other agent retained by any such Stockholder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees, and independent accountants to supply all information reasonably requested by any such Stockholder, underwriter, attorney, accountant, or agent in connection with such registration statement;

               (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

               (xi) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Shares included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order.

          (e)  Registration Expenses.

          (i) The Company shall pay all expenses incurred by itself and the Stockholders incident to the Piggyback Registration provisions of this Agreement, including without limitation, the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any of its liability insurance, the expenses and fees for listing the securities to be registered on the applicable securities exchange or on The Nasdaq Stock Market, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and selling commissions), and other persons retained by the Company and the reasonable cost (not to exceed $20,000) of one special legal counsel to represent such holders proposing to distribute their securities through such registration (the "Registration Expenses"); provided that each Stockholder shall pay its allocable share of all underwriting discounts and selling commissions in connection with all such Piggyback Registrations.

          (ii) All registration expenses and underwriting discounts and selling commissions incident to any Demand Registration shall be borne by the Company and the Stockholders (and any other holders included in such registration) in proportion to the number of securities to be registered by each.

          (f)  Indemnification Pursuant to a Registration.

               (i) The Company agrees to indemnify, to the extent permitted by law, each Stockholder, its officers and directors and each person who controls such Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, and expenses

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     (including investigation and legal fees and expenses incurred in connection with any claim asserted) to which they or any of them may be subject caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Stockholder expressly for use therein or by such Stockholder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Stockholder with copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers, and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Stockholders.

               (ii) In connection with any registration statement in which a Stockholder is participating, each such Stockholder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers, and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading based solely upon information so furnished to the Company in writing expressly for use therein; provided, however, that the maximum liability of such indemnifying Stockholder hereunder shall be limited to the proceeds actually received by such Stockholder from the sale of such Shares.

               (iii) Any person entitled to indemnification hereunder will (x) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (y) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

               (iv) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of Shares. The Company also agrees to make such provisions, as are reasonably

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     requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

          (g) Participation in Underwritten Registrations. No person may participate in any registration hereunder which is underwritten unless such person (i) agrees to sell such person's Shares on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements.

          (h) Transfer of Registration Rights. The rights to cause the Company to register Shares granted to a Stockholder under this Section 3 may be assigned to a transferee (or a subsequent transferee) of all the Stockholder's Shares pursuant to the terms hereof provided that notice of such assignment is given to the Company.


     4. Current Public Information. The Company hereby covenants and agrees that the Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as any Stockholder may reasonably request, all to the extent required to enable such Stockholder to sell Shares pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

     5.   Miscellaneous.

          (a) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

          (b) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the parties hereto and supersedes any prior understandings, agreements, or representations by or between the parties hereto, written or oral, to the extent they related in any way to the subject matter hereof.

          (c) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. Except as otherwise provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties hereto.

          (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

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          (e)  Headings.  The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          (f) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given upon receipt if it is sent by facsimile, or reputable express courier, and addressed or otherwise sent to the intended recipient as set forth below:

     If to the Company:

          Peapod, Inc.
          1033 University Place
          Evanston, Illinois  60201
          Attention:  President
          Facsimile: (847) 492-0171

          Copies to:

          Cowen, Crowley, Nord & Staub
          55 W. Monroe Street
          Chicago, Illinois 60603
          Attention:  Wilbert F. Crowley
          Facsimile: (312) 855-6959

     If to the Stockholders, to the addresses and facsimile numbers on file with the Company.

Any party hereto may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address or facsimile number set forth above or on file with the Company using any other means (including personal delivery, messenger service, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party hereto may change the address or facsimile number to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties hereto notice in the manner herein set forth.

          (g) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Illinois without giving effect to any choice or conflict of law provision or rule (either of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

          (h) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid against the Company or the Stockholders unless the same shall be in writing and signed by the Company and the holders of at least two-thirds of the Shares, respectively. No waiver by any parties hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default,

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misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

          (i) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

                                 *     *     *

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                               SIGNATURE PAGE TO
                         REGISTRATION RIGHTS AGREEMENT

          IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.

                                       Peapod, Inc.


                                       By:______________________________________

                                             Printed Name:______________________

                                             Title:_____________________________



                                       Peapod, Inc.


                                       By:______________________________________

                                             Printed Name:______________________

                                             Title:_____________________________


                                       Peapod LP

                                       By:   Peapod, Inc.
                                             its General Partner

                                             By:________________________________

                                             Printed Name:______________________

                                             Title:_____________________________


                                       _________________________________________
                                       Andrew B. Parkinson


                                       _________________________________________
                                       Thomas L. Parkinson

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